UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
washington, d.c. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 20, 2012

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CRYOLIFE, INC.
(Exact name of registrant as specified in its charter)
_________________________

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia  30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

_____________________________________________________________
(Former name or former address, if changed since last report)

_________________________

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1  Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

           On August 20, 2012, CryoLife, Inc. (the “Company” or “CryoLife”) and certain of its subsidiaries amended CryoLife’s Amended and Restated Credit Agreement (the “Credit Agreement”) with General Electric Capital Corporation (“GE”), as lender, swingline lender, letter of credit issuer, and agent for all lenders.  The amendment provides that the Company may declare and make dividend payments with respect to its common stock in an aggregate amount not to exceed $3,000,000 in any fiscal year, provided that, both before and after giving pro forma effect to any such dividend payment and any loan made under the Credit Agreement on the date of the dividend payment, no default or event of default has occurred and is continuing under the Credit Agreement, and the Company is in compliance with certain financial covenants contained in the Credit Agreement, including the Company’s maintenance of a Leverage Ratio, as defined in the Credit Agreement, of less than 1:00 to 1:00 and cash and cash equivalents on hand of $5,000,000 as to which GE has a first priority protected lien.

As of August 22, 2012, there were no amounts outstanding under the Credit Agreement.  The Company has a $157,000 letter of credit from GE under the Credit Agreement. The other material terms of the Credit Agreement remain unchanged.  A description of these terms, incorporated herein by reference, is contained in the Company’s Current Reports on Form 8-K filed March 27, 2008, January 14, 2010, June 3, 2010, March 8, 2011, July 7, 2011, September 6, 2011 and November 3, 2011.

Section 3  Securities and Trading Markets

Item 3.03  Material Modification to Rights of Security Holders.

The covenants under the Credit Agreement described in Item 1.01 above related to any dividend payments the Company may declare and make are incorporated herein by reference with respect to any future dividends the Company may make, including the cash dividend to be paid to CryoLife’s stockholders on September 21, 2012, as described in Item 8.01 below.

Section 8  Other Events

Item 8.01  Other Events.

On August 21, 2012, the Company announced that its Board of Directors has approved the initiation of a quarterly cash dividend of $0.025 per share of common stock outstanding, and that the initial quarterly cash dividend of $0.025 per share will be paid on September 21, 2012 to all of the Company’s common stockholders of record as of September 14, 2012.

The announcement was made in a press release dated August 21, 2012, a copy of which is attached hereto as Exhibit 99.1.  The press release contains a description of forward-looking statements related to the dividends and associated risks, and the description of such forward-looking statements and associated risks is incorporated herein by reference.

Section 9  Financial Statements and Exhibits.

Item 9.01(d)  Exhibits.

(a) Financial Statements.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated August 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: August 23, 2012	By:	/s/ D.A. Lee
	Name:	D. Ashley Lee
	Title:	Executive Vice President, Chief
Operating Officer and Chief
Financial Officer